                                                                    EXHIBIT 21

                                    KEYCORP
              SUBSIDIARIES OF THE REGISTRANT AT FEBRUARY 28, 1995

                                                                               Jurisdiction
                                                                              of Incorporation                       Parent
                                                                              or Organization                      Company(1)
                                                                              ----------------                     ----------
HOLDING  COMPANY SUBSIDIARIES
    Key  Bancshares  of  Alaska, Inc. (KBsAK)                                         Alaska                           KeyC
    Key  Bancshares  of  Idaho, Inc. (KBsID)                                          Idaho                            KeyC
    Key  Bancshares  of  Maine, Inc. (KBsME)                                          Maine                            KeyC
    Key  Bancshares  of  New York Inc. (KBsNY)                                      New York                           KeyC
    Key  Bancshares  of  Utah Inc. (KBsUT)                                            Utah                             KeyC
    Key  Bancshares  of  Vermont, Inc. (KBsVT)                                      Vermont                            KeyC
    Key  Bancshares  of  Washington, Inc. (KBsWA)                                   Washington                         KeyC
    Key  Bancshares  of  Wyoming, Inc. (KBsWY)                                      Wyoming                            KeyC
    Society Bancorp of Michigan, Inc. (SBMI)                                        Michigan                           KeyC

BANK SUBSIDIARIES
    Casco Northern Bank, National Association (CNB)                              United States                        KBsME
    Citizens  Banking Company (CBC)                                                 Indiana                            KeyC
    Key  Bank of  Colorado (KBCO)                                                   Colorado                           KeyC
    Key  Bank of  Alaska (KBAK)                                                       Alaska                          KBsAK
    Key  Bank of  Idaho (KBID)                                                        Idaho                           KBsID
    Key  Bank of  Maine (KBME)                                                        Maine                           KBsME
    Key  Bank of  New York (KBNY)                                                   New York                          KBsNY
    Key  Bank of  Oregon (KBOR)                                                       Oregon                          KBsAK
    Key  Bank USA N.A. (KBUSA)                                                    United States                       KBsNY
    Key  Bank of Utah (KBUT)                                                          Utah                            KBsUT
    Key  Bank of Vermont (KBVT)                                                     Vermont                           KBsVT
    Key  Bank of  Washington (KBWA)                                                Washington                         KBsWA
    Key  Bank of  Wyoming (KBWY)                                                    Wyoming                           KBsWY
    Key  Savings  Bank (KSB)                                                       Washington                         KBsWA
    OMNIBANK Aurora                                                                 Colorado                           KeyC
    OMNIBANK Commerce City                                                          Colorado                           KeyC
    OMNIBANK  Iliff                                                                 Colorado                           KeyC
    OMNIBANK  Parker Road                                                           Colorado                           KeyC
    OMNIBANK  Southeast (OS)                                                        Colorado                           KeyC
    Society First Federal Savings Bank (SFF)                                      United States                        KeyC
    Society Bank, Michigan                                                          Michigan                           SBMI
    Society National Bank (SNB)                                                   United States                        KeyC
    Society National Bank, Indiana (SNBIN)                                        United States                        KeyC

OTHER SUBSIDIARIES
    A.T. -Sentinel. Inc.                                                            Delaware                           SNB
    American Advisers, Inc.                                                           Ohio                             SAM
    Bar T Bar Fiduciary Holding Company                                             Arizona                            SNB
    Beechnut Development Company                                                   Washington                          KeyC
    Black & Warr Insurance Agency, Inc.                                               Idaho                         Gem State
    Boulevard, Inc.                                                                   Idaho                            KBID
    CIBCO Realty                                                                    Indiana                            KeyC
    Commercial Agency, Inc.                                                         Colorado                           KBCO
    Commercial Building Corporation                                                   Utah                             KBUT
    Gem State Properties Corporation (Gem State)                                      Idaho                            KBID

                                    KEYCORP
        SUBSIDIARIES OF THE REGISTRANT AT FEBRUARY 28, 1995 (continued)


                                                                                    Jurisdiction
                                                                                  of Incorporation                     Parent
                                                                                  or Organization                      Company
                                                                                  ----------------                  -------------
 OTHER SUBSIDIARIES (CONTINUED)
    GoLdome Mortgage Investment Corp.                                                   Delaware                          KMI
    INDORE Corp.                                                                        Indiana                          SNBIN
    Investco                                                                            Wyoming                          KBsWY
    KBID Leasing Corporation                                                             Idaho                            KBID
    KBNY Leasing, Inc.                                                                  New York                          KBNY
    KBWA Leasing Corporation                                                           Washington                         KBWA
    KC Funding Corp.                                                                      Ohio                            SNB
    Key  Agricultural Credit Corporation                                                Wyoming                          KBWY
    Key  Bank Life Insurance, Ltd.                                                      Arizona                           KeyC
    Key  Capital Corporation                                                              Ohio                            KeyC
    Key  Clearing Corp.                                                                   Ohio                           KAMHI
    Key  Community Development Corporation                                                Ohio                            KeyC
    Key  Equity Capital Corporation                                                       Ohio                            SNB
    Key  Financial Services Inc.                                                        New York                          KBNY
    Key  Investments Inc.                                                               New York                          SNB
    Key  Lease, Inc. of Ohio                                                              Ohio                            SNB
    Key  Mortgage Services, Inc.                                                          Ohio                            SNB
    Key  Services Corporation                                                           New York                         KBsNY
    Key  Trust Company                                                                  New York                          KBNY
    Key  Trust Company of the West                                                       Wyoming                         KBsWY
    Key  Trust Company of Alaska                                                         Alaska                           KBAK
    Key  Trust Company of Maine                                                          Maine                           KBsME
    Key  Trust Company of the Northwest                                                Washington                         KeyC
    Key  Trust Company of Ohio, National Association                                 United States                        SNB
    Key  Trust Company of Indiana, National Association                              United States                       SNBIN
    Key  Trust Company of Florida, National Association                              United States                        KeyC
    KeyCorp   Asset Management Holdings, Inc. (KAMHI)                                     Ohio                            SNB
    KeyCorp   Aviation Company                                                          Delaware                          KeyC
    KeyCorp   Finance Inc.                                                                Ohio                            KeyC
    KeyCorp   Insurance Agency (Idaho), Inc.                                             Idaho                           KBUSA
    KeyCorp   Insurance Agency (Maine), Inc.                                             Maine                           UBUSA
    KeyCorp   Insurance Agency (Wyoming), Inc.                                          Wyoming                          KBUSA
    KeyCorp   Insurance Agency, Inc.                                                    New York                         KBUSA
    KeyCorp   Insurance Company Ltd.                                                    Bermuda                           KeyC
    KeyCorp   Leasing Ltd.                                                             Delaware                          KBUSA
    KeyCorp   Management Company                                                          Ohio                            KeyC
    KeyCorp   Mortgage Inc. (KMI)                                                       Maryland                          KBNY
    KeyCorp   Network Holdings, Inc.                                                     Oregon                            KeyC
    KeyCorp   Network Holdings Inc.                                                     Delaware                           KeyC
    KeyCorp   Shareholder Services, Inc.                                                Delaware                           SNB
    KLIHTC, Corp.                                                                       New York                           KBNY
    Mansfield Development Corp.                                                          Vermont                           KBVT
    Merchants Mortgage and Trust Corporation                                            Colorado                           KeyC
    Michigan Shared Properties Company                                                    Ohio                             SNB
    Midwest Power Company                                                                 Ohio                             KeyC
    Millennium Asset Holding Corporation                                                New York                           KBNY
    M.L.O., Inc.                                                                        Colorado                            OS

                                   KEYCORP
        SUBSIDIARIES OF THE REGISTRANT AT FEBRUARY 28, 1995 (continued)


                                                                                  Jurisdiction
                                                                                of Incorporation                      Parent
                                                                                or Organization                       Company
                                                                               -----------------                   -----------
OTHER SUBSIDIARIES (CONTINUED)
    Mountain Ash Real Estate, Inc.                                                   Vermont                          KBVT
    NCB Properties, Inc.                                                             New York                         KBsNY
    Niagara Asset Corporation                                                        New York                         KBNY
    Niagara Portfolio Management Corp.                                               Texas                            KBNY
    OREO Corp.                                                                        Ohio                            SNB
    P.B. Participation                                                               Oregon                           KeyC
    P.S.M. Financial Management Corp.                                               Washington                        KSB
    PacWest Building Corporation                                                     Oregon                           KeyC
    Platinum Spring Corporation                                                      Maryland                         KBNY
    Progressive Financial Services, Inc.                                             Colorado                         KeyC
    Puget Sound Mortgage Servicing Corporation                                      Washington                        KSB
    Puget Sound Plaza, Inc. (PSP)                                                   Washington                        KBWA
    Puget Sound Securities, Inc.                                                    Washington                        KSB
    Royal Skies Development Co. (RSD)                                               Washington                        KBWA
    Schaenen Wood & Associates, Inc.                                                 New York                         KAMHI
    Second Street Community Urban Redevelopment Coation                               Ohio                            SNB
    SELCO Service Corporation                                                         Ohio                            SNB
    Society Asset Management, Inc. (SAM)                                              Ohio                            KAMHI
    Society Equipment Leasing Company                                                 Ohio                            KeyC
    Society Equipment Leasing Corporation                                             Ohio                            SNB
    Society Trust Company of New York                                                New York                         KeyC
    St. Joseph Insurance Agency, Inc.                                                Indiana                          KeyC
    State Financial Services, Inc.                                                    Ohio                            SNB
    Summit International Sales, Inc.                                              Virgin Islands                      SNB
    Swan Island Salmon, Ltd.                                                         Maine                            KBME
    Trustcorp Financing Services, Inc.                                                Ohio                            KeyC
    Vermont Coconut Grove Corp.                                                      Vermont                          KBVT
    Vermont Realty, Inc.                                                             Vermont                          KBVT
    Virginia Stone Corporation                                                       New York                         KBNY
    Washington Mortgage Corporation                                                 Washington                        KBsWA

Note: Listing excludes subsidiaries that are inactive or discontinued
      operations.
(1) Each subsidiary is 100% owned by its parent company or KeyCorp (KeyC) unless otherwise noted.